Credit Arrangements and Debt Obligations	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Credit Arrangements and Debt Obligations

3.    BORROWING ARRANGEMENTS

Outstanding borrowings were as follows at March 31, 2013 and December 31, 2012 (in thousands):

	March 31, 2013	December 31, 2012
Term loans	$788,025	$-
Tranche B and Series C new term loans	-	430,474
Senior subordinated notes	-	300,000
Senior notes	-	197,810

Total	788,025	928,284
Deferred financing costs and original issue discount	(20,138)	(21,641)

Total debt	767,887	906,643
Less current maturities	7,900	2,036

Long-term debt	$759,987	$904,607

On January 30, 2013, the Company entered into new $890.0 million senior secured credit facilities to refinance all of the existing indebtedness under the senior credit facilities and the senior subordinated notes and to reflect modifications to certain provisions of the senior credit facilities. Significant terms of the refinancing are as follows:

•	$790.0 million term loan facility with quarterly principal payments of $2.0 million, which commenced March 31, 2013, and a final payment due on January 30, 2020.

•	$100.0 million revolving credit facility with a maturity date in 2018, of which there were no borrowings outstanding at March 31, 2013.

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The applicable margin percentages for the loan facilities are 2.0% per annum for base rate loans and 3.0% per annum for LIBOR rate loans provided that the base rate for the term loan may not be lower than 2.0% and LIBOR may not be lower than 1.0%.

The existing term loans (Tranche B and Series C term loans) were redeemed for an aggregate $431.0 million, including the redemption premium on the Series C term loans, and the $300.0 million senior subordinated notes were redeemed in full for an aggregate $328.2 million, including the redemption premium. The Company used the net proceeds of its initial public offering and certain proceeds from the issuance of the $790.0 million senior secured term loan to redeem the senior notes in full for $213.3 million, including the redemption premium.

The refinancing, which reduced the Company’s overall weighted average interest rate from approximately 8.5% as of December 31, 2012 to 4.0% as of March 31, 2013, resulted in a loss on extinguishment of debt of $63.7 million, which included the redemption premiums and the write-off of existing deferred financing costs.

The future principal payments under the new term loan arrangements at March 31, 2013 are as follows (in millions):

Remainder of 2013	$5.9
2014	$7.9
2015	$7.9
2016	$7.9
2017	$7.9
Thereafter	$750.5

$788.0

9.    CREDIT ARRANGEMENTS AND DEBT OBLIGATIONS

Long-term debt consists of the following (in thousands):

	December 31,
	2011	2012
Tranche B term loans	$350,946	$346,111
Series C new term loans	-	84,363
Senior subordinated notes	300,000	300,000
Senior notes	174,055	197,810
Original issue discount	(10,656)	(8,012)
Deferred financing costs	(15,088)	(13,629)

Total debt	799,257	906,643
Less current maturities	4,814	2,036

Long-term debt	$794,443	$904,607

Long-Term Debt in Place at December 31, 2012

In 2008, in conjunction with the Merger, Bright Horizons Family Solutions LLC (“BHFS LLC”) entered into agreements with lenders consisting of a Credit and Guaranty Agreement (the “Credit Agreement”) in an aggregate principal amount not to exceed $440.0 million and a Note Purchase Agreement and Indenture for the issuance of $300.0 million of senior subordinated notes. In addition, Bright Horizons Capital Corp. (“Capital Corp.”) entered into a Note Purchase Agreement and Indenture for the issuance of $110.0 million of senior notes. In July of 2011, certain terms and provisions of the Credit Agreement and the Indentures were amended in order to permit the acquisition of a 63% ownership interest in a company in the Netherlands and a subsequent follow-on acquisition of the remaining minority equity interests, and to make certain other investment-related changes.

In May of 2012, certain terms and provisions of the Credit Agreement were further amended to permit the acquisition of the outstanding shares of Huntyard Limited, to increase the size of the incremental facility provided under the Credit Agreement by an additional $35.0 million, to $85.0 million, to eliminate the mandatory prepayment provision relating to the issuance of equity interests, and to make other changes to certain other covenants. The full amount of the amended incremental facility under the Credit Agreement was subsequently borrowed by BHFS LLC as Series C new term loans.

Credit and Guaranty Agreement

The Credit and Guaranty Agreement consists of three facilities:

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$75 million Revolver—BHFS LLC may borrow and repay under the revolving credit facility for a term of six years, terminating on May 28, 2014, with any amounts outstanding at that date payable in full. The net proceeds of the borrowings under the revolving credit facility may be used for general corporate purposes, including, subject to certain sub-limits and covenant requirements, to fund acquisitions and invest in foreign subsidiaries. At BHFS LLC’s option, advances under the revolving credit facility will bear interest at either i) the greater of the Federal Funds Rate plus 0.5% or Prime (the Base Rate) plus a spread based on BHFS LLC’s leverage ratio, or ii) LIBOR (the Eurodollar Rate) plus a spread based on BHFS LLC’s leverage ratio. Commitment fees on the unused portion of the line are payable at a rate ranging from 0.375% to 0.500% per annum based on BHFS LLC’s leverage ratio. No amounts were outstanding at December 31, 2011 and 2012 under the revolving credit facility. The weighted average interest rate for the years ended December 31, 2010 and 2011 was 4.8% and 5.5%, respectively. There were no borrowings during the year ended December 31, 2012.

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$365 million Tranche B Term Loans—The total available amount of $365.0 million in aggregate principal was borrowed in 2008 as of the date of the Merger. Principal repayments of $912,500 are due quarterly and commenced September 30, 2008, with the final payment due on May 28, 2015. As a result of the calculation of Consolidated Excess Cash Flow for 2010, the Company prepaid $4.9 million of principal in March 2011, satisfying all four quarterly principal payments required in 2011 and a portion of the payments required in 2012. As a result of the calculation of Consolidated Excess Cash Flow for 2011, the Company prepaid $4.8 million of principal in March 2012, satisfying the remaining quarterly principal payments required in 2012 and a portion of the payments required in 2013. At BHFS LLC’s option, the term loans bear interest at either i) the greater of the Federal Funds Rate plus 0.5% or Prime (the Base Rate) plus 3.0%, or ii) LIBOR (the Eurodollar Rate) plus 4.0%. Prior to May 28, 2011, the third anniversary of the agreement, both the Base Rate and Eurodollar Rate were subject to floors of 4.5% and 3.5%, respectively. At December 31, 2011 and 2012, $350.9 million and $346.1 million were outstanding in term loans, respectively. The interest rate on the outstanding term loans was 4.3% at December 31, 2011 and 4.2% at December 31, 2012. The weighted average interest rate for the years ended December 31, 2010, 2011 and 2012 was 7.5%, 5.6% and 4.3%, respectively. In 2009, BHFS LLC entered into an interest rate cap agreement with a bank to hedge changes in LIBOR over the term of the agreement such that the maximum interest BHFS LLC would be subject to would be 7.0% plus the spread of 4.0%. The agreement expires June 30, 2014. The interest rate cap is carried at fair value and is included in other assets on the consolidated balance sheets. The interest rate cap, which had an original cost of $1.0 million, had a fair value of less than $0.1 million at December 31, 2011 and 2012. Changes in the fair value of the interest rate cap are recorded in interest expense, which were an increase to interest expense of $2.3 million, $0.6 million, and $0.1 million in the years ended December 31, 2010, 2011 and 2012, respectively.

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$85 million Series C New Term Loans—The entire $85.0 million available under the incremental facility was borrowed in May 2012. Principal repayments of $212,500 are due quarterly and commenced June 30, 2012, with the final payment due on May 23, 2017. At BHFS LLC’s option, the new term loans bear interest at either i) the greater of the Federal Funds Rate plus 0.5% or Prime (the Base Rate) plus 3.25%, or ii) LIBOR (the Eurodollar Rate) plus 4.25%. Both the Base Rate and Eurodollar Rate are subject to floors of 2.0% and 1.0%, respectively. At December 31, 2012, $84.4 million of Series C new term loans were outstanding and the interest rate on the outstanding loans was 5.3%.

Debt outstanding under the Credit and Guaranty Agreement is secured by substantially all of the assets of the Company’s subsidiaries located in the United States, and is guaranteed by all of the Company’s wholly-owned U.S.-based subsidiaries. The Credit and Guaranty Agreement requires that the Company maintain compliance with specified financial ratios and other covenants, including a minimum interest coverage ratio, a maximum total leverage ratio, a maximum capital expenditures requirement, and certain limitations on additional indebtedness, and the acquisitions and dispositions of assets. Amounts outstanding under the Credit and Guaranty Agreement are also subject to mandatory prepayment provisions based on cash flow generation, certain asset sales, or additional debt.

Original Issue Discount

The revolving credit facility and the Tranche B term loans were issued with original issue discount (OID) of $20.5 million; the Series C new term loans issued in May 2012 were issued with OID of $425,000. The OID is amortized over the stated term of each facility with amounts amortized in each period included in interest expense. For the years ended December 31, 2010, 2011, and 2012, the total amount of amortized OID included in interest expense was $2.8 million, $2.9 million and $3.1 million, respectively.

Note Purchase Agreements and Indentures

The Note Purchase Agreements and respective Indentures consist of:

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$300 million of Senior Subordinated Notes: The senior subordinated notes were issued by BHFS LLC on May 28, 2008, bearing a fixed annual interest rate of 11.5% computed on the basis of a 360-day year and twelve 30-day months. Interest is payable quarterly and the senior subordinated notes mature and are payable in full on May 28, 2018. The senior subordinated notes are guaranteed by all of the Company’s wholly-owned US-based subsidiaries.

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$110 million of Senior Notes: The senior notes were issued by Capital Corp. on May 28, 2008, bearing a fixed annual interest rate of 13.0% computed on the basis of a 360-day year and twelve 30-day months. Interest is payable quarterly in arrears and the senior notes mature and are payable in full on November 28, 2018. At Capital Corp.’s option, interest due on or before May 28, 2013, is payable in cash or by such interest being added to the principal. At December 31, 2012, the Company had $197.8 million of aggregate principal amount of the senior notes outstanding, which includes the interest that has been added to the principal. The senior notes are not guaranteed by any of the Company’s subsidiaries. Accumulated interest in the amount of $87.8 million added to the principal was due in 2013; however, since the Company used a portion of the proceeds from its initial public offering in 2013 to repay that liability, the amount is presented as a long-term liability at December 31, 2012.

The Indentures and the Note Purchase Agreements do not contain any financial maintenance covenants.

Deferred Financing Fees

BHFS LLC and Capital Corp. incurred financing fees of $27.1 million in connection with the 2008 debt agreements and BHFS LLC incurred an additional $2.3 million related to the 2012 Series C new term loans. These fees are being amortized over the terms of the related debt instruments and such amortization is included in interest expense in the consolidated statements of operations. Amortization expense relating to these deferred financing costs for the years ended December 31, 2010, 2011, and 2012, was $3.3 million, $3.4 million and $3.7 million, respectively.

Overdraft Facilities

The Company’s subsidiaries in the United Kingdom maintain an overdraft facility with a U.K. bank to support local short-term working capital requirements. The overdraft facility is repayable upon demand from the U.K. bank. The facility provides maximum borrowings of £0.3 million (approximately $0.5 million at December 31, 2012) and is secured by a cross guarantee by and among the Company’s subsidiaries in the United Kingdom and a right of offset against all accounts maintained by the subsidiaries at the lending bank. The overdraft facility bears interest at the U.K. bank’s base rate plus 2.15%. At December 31, 2011 and 2012, there were no amounts outstanding under the overdraft facility.

The Company’s majority-owned subsidiary in the Netherlands, acquired in 2011, maintains a revolving credit facility with a Dutch bank consisting of a €1.0 million (approximately $1.3 million at December 31, 2012) general facility to support working capital and letter of credit requirements, and a € 1.75 million (approximately $2.3 million at December 31, 2012) current account facility to support the construction and fit out of new child care centers. The current account facility is reduced by €  0.25 million quarterly through January 1, 2014, its termination date. Both facilities are repayable upon demand from the Dutch bank and are secured by a right of offset against all accounts maintained by the Company at the lending bank. The current account facility is secured by an additional pledge of equipment. Both facilities bear interest at the bank’s Euro base rate plus 1.5%. At December 31, 2011 and 2012, there were no amounts outstanding under the facility. The weighted average interest rate for the year ended December 31, 2011 was 5.95%. There were no borrowings during the year ended December 31, 2012.

2013 Debt Refinancing Transactions

$110 million of Senior Notes—On January 30, 2013, the Company used the net proceeds of its initial public offering and certain proceeds from the issuance of a $790.0 million senior secured term loan to redeem the senior notes in full for $213.3 million, including the redemption premium.

New Credit Facility—On January 30, 2013, the Company also entered into new $890.0 million senior secured credit facilities to refinance all of the existing indebtedness under the senior credit facilities and the senior subordinated notes and to reflect modifications to certain provisions of the senior credit facilities. Significant terms of the refinancing are as follows:

•	$790.0 million term loan facility with a maturity date in 2020;

•	$100.0 million revolving credit facility with a maturity date in 2018;

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The applicable margin percentages for the loan facilities are 2.0% per annum for base rate loans and 3.0% per annum for LIBOR rate loans provided that the base rate for the term loan may not be lower than 2.0% and LIBOR may not be lower than 1.0%.

Principal payments of $2.0 million are due quarterly and commence March 30, 2013, with the final payment due on January 30, 2020.

The Tranche B term loans and the Series C new term loans were redeemed for an aggregate $433.0 million, including the redemption premium on the Series C new term loans, and the $300.0 million senior subordinated notes were redeemed in full for an aggregate $330.8 million, including the redemption premium.